Exhibit 99.1

InterMedia Partners and Azteca Acquisition Corporation
To Hold Conference Call on February 6 at 11:30AM EST

NEW YORK — February 4, 2013 — InterMedia Partners and Azteca Acquisition Corporation (OTCBB: AZTA; AZTAW; AZTAU) announced today that they will host a conference call to discuss the transaction announced January 23, 2013, which will merge Cine Latino, Inc. (“Cinelatino”) and InterMedia Español Holdings, LLC — which includes WAPA America and WAPA TV (together, “WAPA”) — with Azteca Acquisition Corporation in a transaction valued at approximately $400 million.  The conference call will be held on February 6, 2013, at 11:30 AM EST.

The new combined company will be called Hemisphere Media Group, Inc. and will be the only publicly traded, pure-play U.S. Hispanic TV/cable network and content platform.  The conference call will include Alan J. Sokol, Senior Partner of InterMedia, who will become CEO of Hemisphere Media Group and Gabriel Brener, CEO of Azteca Acquisition Corporation.

The call can be accessed by dialing (866) 730-5766 domestic or (857) 350-1590 international.  The passcode for the call is 29694278.  The presentation will be filed by each of Azteca Acquisition Corporation and Hemisphere Media Group, Inc. with the U.S. Securities and Exchange Commission (the “SEC”) on February 5, 2013 and will be available free of charge from the SEC’s website at www.sec.gov. A replay of the call will be available beginning at 1:30PM EST February 6, 2013 through February 13, 2013. To listen to the replay of this call, please dial (888) 286-8010 domestic or (617) 801-6888 international and enter passcode 71556304.

About InterMedia Partners

Founded in 1988 by Leo Hindery Jr., InterMedia Partners, LP is premised on the philosophy that by bringing extensive operating experience to media private equity, the fund could drive superior returns. Over the course of its seven funds, InterMedia has invested in cable television, broadcast television, print, programming, and broadband opportunities. InterMedia’s Senior Partners have over 50 years of operating experience and, by making control investments, they are able to bring that knowledge base to bear on the acquired assets.

About InterMedia Español Holdings, LLC

WAPA Television, founded in 1954, is Puerto Rico’s leading broadcast station with the highest primetime and full day ratings in Puerto Rico. Headquartered in San Juan, WAPA Television is a full-power, independent station (Ch. 4) with island-wide coverage. WAPA Television produces the most local entertainment programming on the Island, and is Puerto Rico’s news leader, offering over 30 hours per week of local news coverage produced by the largest and most-trusted news network on the island. WAPA America, the station’s U.S. cable network arm, features WAPA Television’s news and entertainment programming and is available in over 5 million U.S. homes, with carriage on all major cable, satellite and telco providers. For more information, visit www.wapa.tv, the leading broadband news and entertainment site for Puerto Ricans.

About Cine Latino, Inc.

Cinelatino is the leading Spanish-language movie channel, with over 12 million subscribers on major cable, satellite and telco providers in the United States, Latin America and Canada. Cinelatino offers the largest selection of contemporary Spanish-language blockbusters and critically-acclaimed titles from Mexico, Latin America, Spain and the Caribbean. Cinelatino is jointly-owned by Cinema Aeropuerto, S.A. de C.V., an indirect, wholly-owned subsidiary of Grupo MVS, S.A. de C.V., InterMedia Partners and James McNamara.

About Grupo MVS, S.A. de C.V.

Grupo MVS, S.A. de C.V. (“MVS”) was founded in 1976, and is one of the largest media and telecommunications conglomerates in Mexico, with a presence in television, radio and publishing. Through its subsidiaries, MVS operates several cable channels in Mexico and throughout Latin America. In 2008, MVS partnered with DISH Network to create DISH Mexico, a satellite television service in Mexico, with currently over 1.8 million subscribers.

About Azteca Acquisition Corporation

Azteca Acquisition Corporation is a special purpose acquisition company which raised approximately $100 million in its initial public offering in July 2011. Founded by Gabriel Brener and the team at Brener International Group, Azteca Acquisition Corporation was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. It currently has no operating businesses.

Caution Concerning Forward-Looking Statements

This press release may contain certain statements about Azteca, Cinelatino, WAPA and Hemisphere that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this press release may include statements about the expectations that the proposed transaction can be effected before April 6, 2013, the date by which Azteca is required to consummate an initial business combination or commence liquidation, the expected effects on Azteca, Cinelatino, WAPA and Hemisphere of the proposed transaction, the anticipated timing and benefits of the proposed transaction, the anticipated standalone or combined financial results of Azteca, Cinelatino, WAPA and Hemisphere and all other statements in this document other than historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “expect,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements. These statements are based on the current expectations of the management of Azteca, Cinelatino, WAPA and Hemisphere (as the case may be) and are subject to uncertainty and changes in circumstance and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: (1) the ability to have the registration statement on Form S-4 filed by Hemisphere on January 25, 2013 declared effective by the SEC with sufficient time to hold a meeting of the Azteca stockholders and warrantholders prior to April 6, 2013; (2) the satisfaction of the conditions to the proposed transaction and other risks related to the completion of the proposed transaction and actions related thereto; (3) the ability of Azteca, Cinelatino, WAPA and Hemisphere to complete the proposed transaction on anticipated terms and schedule, including the ability to obtain stockholder or regulatory approvals of the proposed transaction and related transactions; (4) risks relating to any unforeseen liabilities of Azteca, Cinelatino, WAPA and Hemisphere; (5) the amount of redemptions made by Azteca stockholders; (6) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; businesses and management strategies and the expansion and growth of the operations of Azteca, Cinelatino, WAPA and Hemisphere; (7) Cinelatino’s and WAPA’s ability to integrate successfully after the proposed transaction and achieve anticipated synergies; the risk that disruptions from the transaction will harm Cinelatino’s and WAPA’s businesses; (8) Azteca’s, Cinelatino’s and WAPA’s plans, objectives, expectations and intentions generally; and (9) other factors detailed in Azteca’s reports filed with the SEC, including its Annual Report on Form 10-K under the caption “Risk Factors.” Forward-looking statements included herein are made as of the date hereof, and none of Azteca, Cinelatino, WAPA or Hemisphere undertakes any obligation to update publicly such statements to reflect subsequent events or circumstances.

Additional Information

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. The proposed merger transaction will be submitted to a vote of Azteca’s stockholders and the proposed amendment to the Azteca warrants, which is a condition of the proposed merger transaction, will be submitted to a vote of Azteca’s warrantholders. In connection with the merger transaction, Hemisphere has filed a registration statement on Form S-4 with the SEC. Such registration statement includes a proxy statement of Azteca that also constitutes a prospectus of Hemisphere, and will be sent to Azteca’s stockholders and warrantholders. Stockholders and warrantholders of Azteca are urged to read the proxy statement/prospectus and other documents filed with the SEC by Hemisphere and Azteca because they contain important information about Azteca, Cinelatino, WAPA and Hemisphere and the proposed transactions. Stockholders may obtain copies of these documents and other documents filed with the SEC with respect to Azteca, Cinelatino, WAPA and Hemisphere free of charge from the SEC’s website at www.sec.gov. These documents can also be obtained free of charge from Azteca upon written request to Investor Relations Department, Azteca Acquisition Corporation, 421 N. Beverly Drive, Ste. 300, Beverly Hills, California, 90210 or by calling Azteca at 310-553-7009 or from Hemisphere by directing a request to Hemisphere’s Investor Relations, 2000 Ponce de Leon Boulevard, Suite 500, Coral Gables, FL 33134.

Participants in the Solicitation

Azteca, Cinelatino, WAPA and Hemisphere and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Azteca stockholders and warrantholders in connection with the proposed transaction under the rules of the SEC. Information about the directors and executive officers of Azteca may be found in its Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC on March 21, 2012 and in the proxy statement/prospectus filed by Hemisphere with the SEC on January 25, 2013. Information about the directors and executive officers of Cinelatino, WAPA and Hemisphere who may, under the rules of the SEC, be deemed participants in the solicitation of the Azteca stockholders and warrantholders in connection with the proposed transaction is set forth in the proxy statement/prospectus.